UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 20, 2009

PLY GEM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-114041 (Commission File No.)	20-0645710 (IRS Employer Identification No.)

5020 Weston Parkway, Suite 400 Cary, North Carolina 27513 (Address of principal executive offices)

(919) 677-3900
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01       REGULATION FD DISCLOSURE

On March 20, 2009, Ply Gem Industries, Inc. (“Ply Gem Industries”), a wholly-owned subsidiary of Ply Gem Holdings, Inc. (the “Company”), commenced the solicitation of consents (the “Consent Solicitation”) of the holders of a majority in aggregate principal amount of its 9% Senior Subordinated Notes due 2012 (the “Notes”), to proposed amendments, including the elimination of substantially all of the restrictive covenants and certain events of default, to the Indenture, dated as of February 12, 2004 (as supplemented to date, the “Indenture”), among Ply Gem Industries, the Company, the other guarantors party thereto and U.S. Bank National Association, as trustee, pursuant to which the Notes were issued.  The Consent Solicitation will expire at 5:00 p.m., New York City time, on Tuesday, March 24, 2009, unless extended to a later time or date (the “Consent Deadline”).  Holders of record as of 5:00 p.m., New York City time, on Friday, March 20, 2009, are entitled to give consents in the Consent Solicitation.

Holders of a majority of the aggregate principal amount of the outstanding Notes have advised Ply Gem Industries that they intend to consent to the proposed amendments to the Indenture (the “Requisite Consents”).  Upon receipt of the Requisite Consents which have not been properly revoked (which is expected to be prior to the Consent Deadline), Ply Gem Industries, the Company, the other guarantors party thereto and the Trustee will execute and deliver a fifth supplemental indenture to the Indenture.  The proposed amendments to the Indenture and the Notes will not become operative until certain affiliates of Ply Gem Industries acquire a majority in aggregate principal amount of the Notes in privately negotiated transactions.

The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933 or the Securities Act of 1934.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d)                    Exhibits

99.1                 Press release, dated March 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

PLY GEM HOLDINGS, INC.

By:	/s/ Shawn K. Poe
Name:	Shawn K. Poe
Title:	Vice President, Chief Financial Officer, Treasurer and Secretary

Dated:  March 20, 2009

EXHIBIT INDEX

Exhibit No.       Description of Exhibits

99.1	Press release, dated March 20, 2009.